SUPPLEMENT DATED MAY 30, 2013
TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 27, 2012

Arden Alternative Strategies Fund

Series of Arden Investment Series Trust

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus and Statement of Additional Information. Please retain this Supplement for future reference.

I.           Addition of Sub-Adviser

The following paragraph is added to the Fund’s Prospectus and Statement of Additional Information.

Effective June 2013, the Board approved the Adviser entering into a sub-advisory agreement with D. E. Shaw Investment Management, L.L.C. to manage a portion of the Fund’s assets using Global Macro/Tactical and Other strategies.  The Adviser intends to allocate a portion of the Fund’s assets to be managed by D. E. Shaw Investment Management, L.L.C.  D. E. Shaw Investment Management, L.L.C. is located at 1166 Avenue of the Americas, Ninth Floor, New York, New York 10036.

II.           Allocations to Sub-Advisers

The following sentence is added to the “Sub-Advisers” sub-section located within the “Fund Management” section of the Fund’s Prospectus.

In the discretion of the Adviser, at any time, the Fund may have no assets allocated to a particular Sub-Adviser (i.e., a zero allocation).

III.           Additional Risk Factors

The following paragraphs are added to the “Principal Risks” section of the Fund’s Prospectus.

A.           Asset-Backed Securities Risk

The Fund may invest in asset-backed securities. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in,  or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

B.           Derivatives Risk - Futures Contracts

The Fund may enter into futures contracts, including currency, bond, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.  These risks are in addition to the general “Derivatives Risks” described above.